CERTIFICATION PURSUANT TO 18 USC, SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Star e Media Corporation (the "Company") on Form 10-QSB/A for the quarter ended June 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Joseph Frank Bevacqua, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1)  The Report fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: September 8, 2003	/s/ Joseph Frank Bevacqua

By: Joseph Frank Bevacqua
Its: Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Star e Media Corporation and will be retained by Star e Media Corporation and furnished to the Securities and Exchange Commission or its staff upon request.